UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-09305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (314) 342-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On April 21, 2017, Stifel Financial Corp, (the “Company” or “Stifel”) announced that the Board of Directors appointed David Peacock as Director of the Company effective as of Stifel’s 2017 annual meeting, which is scheduled for June 6, 2017. Mr. Peacock has not yet been appointed to any committees of the Board of Directors.

A copy of the press release announcing the appointment of Mr. Peacock is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit NumberDescription of Exhibit

99.1	Press release dated April 21, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: April 21, 2017	By:	/s/ James M. Zemlyak
	Name:	James M. Zemlyak
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit NumberDescription of Exhibit

99.1	Press release dated April 21, 2017.